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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                October 12, 2007
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                       1-10218                13-3489233
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              26533 Evergreen Road
                                   Suite #900
                           Southfield, Michigan 48076
                    (Address of principal executive offices)
                                 (248) 728-4500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership

(b) On October 12, 2007 the First Amended Joint Plan of reorganization of Collins & Aikman Corporation became effective. The following information is provided pursuant to the general instructions to Item 1.03 (b) of Form 8-K.

(1) The identity of the court is the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division (the "Bankruptcy Court")

(2) On July 18, 2007, the Bankruptcy Court entered an order [Docket No. 7827] (the "Order") confirming the First Amended Joint Plan of Collins & Aikman Corporation and Its Debtor Subsidiaries [Docket No. 7731] (the "Plan").

(3) The effective date of the Plan was October 12, 2007. The Plan provides for the consummation of the sale of substantially all of the assets of Collins & Aikman Corporation (the "Corporation") and its debtor subsidiaries (collectively with the Corporation, the "Debtors"). Pursuant to the Plan, substantially all of the Debtors' assets, other than those assets set aside for the litigation trust and the residual trusts established under the Plan, will be distributed to the post-consummation trust (the "PCT") established under the Plan on behalf of the Debtors' senior secured prepetition lenders. The Plan also provides, among other things, for (a) the cancellation of instruments, securities and other documentation, (b) the preservation of certain rights and causes of action, (c) the release of certain causes of action of the Debtors and their estates and voluntary releases by third parties, (d) an injunction precluding holders of claims from asserting their prepetition claims against the Debtors and (e) the exculpation of claims for certain parties. Stockholders of the Corporation received no recovery under the Plan.


(4) As of October 12, 2007, the Corporation believes there were 86,630,087 shares of the Corporation's common stock, par value $0.01 per share ("common stock"), issued and outstanding. Pursuant to paragraph 14 of the Order, the Corporation may, "for the purpose of effectuating the transfer of the Remaining
Assets to the PCT..... cancel the existing stock or other equity interests of
[the Corporation], issue new stock or equity interests... and ... effect other transactions determined by the [Corporation] and the Agent to be appropriate to achieve such purpose." In accordance with the foregoing provisions of the Order, the Corporation cancelled all of the common stock of the Corporation on October 12, 2007 and thereafter issued 100 shares of common stock to the PCT. Accordingly, after giving effect to the cancellation of all issued and outstanding common stock and the issuance of the new shares, the PCT is the sole stockholder of the Corporation.

5. The Corporation incorporates by reference the Monthly Operating Report filed as Exhibit 99.1 to Form 8-K (file No. 1-10218) filed on October 2, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 16, 2007

                                        COLLINS & AIKMAN CORPORATION


                                        By: /s/ Stacy Fox
                                            ------------------------------------
                                        Name:  Stacy Fox
                                        Title: Chief Administrative Officer and
                                               General Counsel